                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        ________________________________

                                   FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 29, 2000

                        Saxon Asset Securities Company
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


          Virginia                               34-0-20552                        54-1810895
 ------------------------------------   ----------------------------    ------------------------------
(State or other jurisdiction               (Commission File Number)              (IRS Employer
of incorporation)                                                             Identification No.)

                   4880 Cox Road, Glen Allen, Virginia 23060
                   -----------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code (804) 967-7400
                                                          --------------
________________________________________________________________________________
        (Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.  Not Applicable.

Item 3.  Bankruptcy or Receivership.  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.  Not Applicable.

Item 5.  Other Events.

         On June 29, 2000, the Registrant acquired a pool of mortgage loans (the "Subsequent Mortgage Loans") from funds on hand in the pre-funding account pursuant to the Trust Agreement dated as of June 1, 2000, among the Registrant, Saxon Mortgage, Inc., as Master Servicer, and Bankers Trust Company, as Trustee (the "Trust Agreement"). The Subsequent Mortgage Loans were acquired by the Registrant from Saxon Mortgage, Inc. ("SMI"), an affiliate of the Registrant which originated or acquired the Subsequent Mortgage Loans from various mortgage banking institutions. The Subsequent Mortgage Loans are secured by liens on single family residential properties, including investment properties (which may be condominiums, one family residences, one to four family residences or homes in planned unit developments). The Subsequent Mortgage Loans will be serviced by Meritech Mortgage Services, Inc., an affiliate of the Registrant.

         The description of the Subsequent Mortgage Loans sold to the Trustee as of June 29, 2000, pursuant to the Trust Agreement begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount and percentage, as applicable.

                        Bank of America Securities LLC
                                Current Balance
                                  Sast 2000-2
                        Fixed Rate Mortgage Loan Group

-------------------------------------------------------------------------------
                                                                % of Current
                              Number      Principal Balance   Principal Balance
                            of Mortgage   Outstanding as of   Outstanding as of
   Principal Balance ($)       Loans       the Cut Off Date    the Cut Off Date
-------------------------------------------------------------------------------
      0.01   -   25,000.00       255       $  5,324,703.82           1.12%
 25,000.01   -   50,000.00     1,394         53,995,703.80          11.36
 50,000.01   -   75,000.00     1,449         89,202,303.82          18.76
 75,000.01   -  100,000.00       869         75,502,149.34          15.88
100,000.01   -  150,000.00       890        107,560,881.96          22.62
150,000.01   -  200,000.00       319         55,157,556.70          11.60
200,000.01   -  250,000.00       137         30,604,204.20           6.44
250,000.01   -  300,000.00        74         20,229,736.15           4.25
300,000.01   -  350,000.00        39         12,626,141.05           2.66
350,000.01   -  400,000.00        28         10,440,079.70           2.20
400,000.01   -  450,000.00        20          8,475,649.53           1.78
450,000.01   -  500,000.00        11          5,305,217.64           1.12
500,000.01   -  550,000.00         2          1,031,853.89           0.22
-------------------------------------------------------------------------------
            TOTAL              5,487       $475,456,181.60         100.00%
===============================================================================

                        Bank of America Securities LLC
                                Interest Rates
                                  Sast 2000-2
                        Fixed Rate Mortgage Loan Group

--------------------------------------------------------------------------------
                                                             % of Current
                           Number     Principal Balance    Principal Balance
                         of Mortgage  Outstanding as of    Outstanding as of
Current Loan Rate (%)       Loans      the Cut Off Date     the Cut Off Date
--------------------------------------------------------------------------------
  6.51  -  7.00                 2      $    375,427.94            0.08%
  7.01  -  7.50                 6           471,465.87            0.10
  7.51  -  7.75                17         1,938,842.55            0.41
  7.76  -  8.00                46         6,015,849.99            1.27
  8.01  -  8.25                43         5,474,654.48            1.15
  8.26  -  8.50                84         9,735,274.66            2.05
  8.51  -  8.75               100         9,872,958.09            2.08
  8.76  -  9.00               174        20,338,536.57            4.28
  9.01  -  9.25               164        16,052,828.84            3.38
  9.26  -  9.50               277        29,808,967.51            6.27
  9.51  -  9.75               310        32,153,261.66            6.76
  9.76  - 10.00               455        41,197,218.48            8.66
 10.01  - 10.25               272        25,244,666.32            5.31
 10.26  - 10.50               383        34,792,756.77            7.32
 10.51  - 10.75               391        35,295,462.68            7.42
 10.76  - 11.00               460        41,127,392.32            8.65
 11.01  - 11.25               273        23,587,580.07            4.96
 11.26  - 11.50               338        26,556,190.68            5.59
 11.51  - 11.75               281        22,560,558.98            4.75
 11.76  - 12.00               309        22,512,386.06            4.73
 12.01  - 12.25               202        15,286,976.76            3.22
 12.26  - 12.50               214        14,246,861.67            3.00
 12.51  - 12.75               160        10,443,865.62            2.20
 12.76  - 13.00               160        10,131,828.66            2.13
 13.01  - 13.25               100         5,643,967.10            1.19
 13.26  - 13.50                76         4,159,658.67            0.89
 13.51  - 13.75                56         3,017,378.58            0.63
 13.76  - 14.00                58         3,614,991.50            0.76
 14.01  - 14.25                23         1,248,133.94            0.26
 14.26  - 14.50                19           921,344.32            0.19
 14.51  - 14.75                20         1,050,634.10            0.22
 14.76  - 15.00                 9           429,192.43            0.09
 15.01  - 15.25                 2            63,411.13            0.01
 15.26  - 15.50                 1            30,400.00            0.01
 15.51  - 15.75                 1            34,991.29            0.01
 15.76  - 16.00                 1            20,265.31            0.00
--------------------------------------------------------------------------------
           TOTAL            5,487      $475,456,181.60          100.00%
================================================================================

                        Bank of America Securities LLC
                             Combined Original LTV
                                  Sast 2000-2
                        Fixed Rate Mortgage Loan Group

--------------------------------------------------------------------------------
                                                                  % of Current
                          Number         Principal Balance     Principal Balance
                        of Mortgage      Outstanding as of     Outstanding as of
    Original LTV           Loans          the Cut Off Date      the Cut Off Date
--------------------------------------------------------------------------------
 5.001  -  10.000             2          $     74,905.74              0.02%
10.001  -  15.000             1                34,385.38              0.01
15.001  -  20.000             9               318,498.42              0.07
20.001  -  25.000            26             1,029,636.41              0.22
25.001  -  30.000            29             1,232,684.14              0.26
30.001  -  35.000            50             2,490,614.36              0.52
35.001  -  40.000            62             3,517,503.52              0.74
40.001  -  45.000            59             3,308,016.86              0.70
45.001  -  50.000           144             8,748,674.13              1.84
50.001  -  55.000           142             9,059,097.93              1.91
55.001  -  60.000           202            14,740,187.44              3.10
60.001  -  65.000           320            24,639,588.59              5.18
65.001  -  70.000           511            41,526,702.49              8.73
70.001  -  75.000           673            59,041,897.13             12.42
75.001  -  80.000         1,415           129,215,253.27             27.18
80.001  -  85.000           757            70,813,489.99             14.89
85.001  -  90.000           989            97,444,163.23             20.49
90.001  -  95.000            74             7,453,028.29              1.57
95.001  - 100.000            22               767,854.28              0.16
--------------------------------------------------------------------------------
       TOTAL              5,487          $475,456,181.60            100.00%
================================================================================

                        Bank of America Securities LLC
                          Remaining Amortization Term
                                  Sast 2000-2
                        Fixed Rate Mortgage Loan Group

======================================================================================================
                                                                                     % of Current
                                        Number          Principal Balance        Principal Balance
                                     of Mortgage        Outstanding as of        Outstanding as of
    Remaining Term (months)             Loans            the Cut Off Date         the Cut Off Date
=======================================================================================================
 49  -   60                                   11        $     305,522.80                    0.06%
 97  -  108                                    2               37,937.89                    0.01
109  -  120                                   69            2,359,599.33                    0.50
121  -  132                                    1               19,806.13                    0.00
133  -  144                                   22              995,264.88                    0.21
157  -  168                                    5              146,570.60                    0.03
169  -  180                                  680           38,969,208.89                    8.20
193  -  204                                    1               87,741.55                    0.02
217  -  228                                    1              126,862.18                    0.03
229  -  240                                  154            8,835,157.19                    1.86
289  -  300                                   10              540,092.96                    0.11
301  -  312                                    1               20,539.23                    0.00
313  -  324                                    5              747,497.29                    0.16
325  -  336                                    6              390,344.90                    0.08
337  -  348                                   38            2,820,427.06                    0.59
349  -  360                                4,481          419,053,608.72                   88.14
---------------------------------------------------------------------------------------------------------
             TOTAL                         5,487        $ 475,456,181.60                  100.00%
=========================================================================================================

                        Bank of America Securities LLC
                                   Occupancy
                                  Sast 2000-2
                        Fixed Rate Mortgage Loan Group

====================================================================================================
                                                                                 % of Current
                                     Number           Principal Balance        Principal Balance
                                  of Mortgage         Outstanding as of        Outstanding as of
   Stated Occupancy Status           Loans            the Cut Off Date          the Cut Off Date
====================================================================================================
Primary Home                              4,993         $443,348,998.41                   93.25%
Investor                                    453           28,309,960.94                    5.95
Second Home                                  41            3,797,222.25                    0.80
----------------------------------------------------------------------------------------------------
          TOTAL                           5,487         $475,456,181.60                  100.00%
====================================================================================================

                        Bank of America Securities LLC
                                 Documentation
                                  Sast 2000-2
                        Fixed Rate Mortgage Loan Group

================================================================================================
                                                                             % of Current
                                   Number          Principal Balance        Principal Balance
                                 of Mortgage       Outstanding as of        Outstanding as of
      Documentation                 Loans          the Cut Off Date         the Cut Off Date
================================================================================================
Full Documentation                   4,529        $ 373,604,610.77                   78.58%
Limited Documentation                  244           31,892,576.90                    6.71
Stated Documentation                   661           66,454,511.13                   13.98
No Ratio                                53            3,504,482.80                    0.74
------------------------------------------------------------------------------------------------
         TOTAL                       5,487        $ 475,456,181.60                  100.00%
================================================================================================

                        Bank of America Securities LLC
                                    Purpose
                                  Sast 2000-2
                        Fixed Rate Mortgage Loan Group

=================================================================================================
                                                                                % of Current
                                     Number         Principal Balance         Principal Balance
                                  of Mortgage      Outstanding as of         Outstanding as of
         Purpose                     Loans          the Cut Off Date          the Cut Off Date
=================================================================================================
Refinance(no cash out)                 534       $   54,717,393.92                   11.51%
Refinance(cash out)                  3,761          306,787,206.63                   64.52
Purchase                             1,192          113,951,581.05                   23.97
-------------------------------------------------------------------------------------------------
       TOTAL                         5,487       $  475,456,181.60                  100.00%
=================================================================================================

                        Bank of America Securities LLC
                                 Property Type
                                  Sast 2000-2
                        Fixed Rate Mortgage Loan Group

==================================================================================================
                                                                               % of Current
                                    Number         Principal Balance         Principal Balance
                                 of Mortgage       Outstanding as of         Outstanding as of
      Property Type                  Loans          the Cut Off Date          the Cut Off Date
==================================================================================================
2-4 Family                              281         $ 25,885,815.23                    5.44%
Deminimus PUD                             5              782,023.73                    0.16
High Rise Condo                          30            3,282,257.70                    0.69
Low Rise Condo                          156           12,645,866.84                    2.66
Manufactured Housing                    174           10,624,336.31                    2.23
PUD                                     149           18,129,277.60                    3.81
Single Family Attached                  140            9,221,784.84                    1.94
Single Family Detached                4,516          392,017,378.52                   82.45
Townhouse                                36            2,867,440.83                    0.60
--------------------------------------------------------------------------------------------------
       TOTAL                          5,487         $475,456,181.60                  100.00%
==================================================================================================

                        Bank of America Securities LLC
                                     State
                                  Sast 2000-2
                        Fixed Rate Mortgage Loan Group

==================================================================================================
                                                                            % of Current
                                Number          Principal Balance        Principal Balance
                             of Mortgage        Outstanding as of        Outstanding as of
  State or Territory             Loans           the Cut Off Date         the Cut Off Date
==================================================================================================
Alaska                               13      $     1,576,994.11                    0.33%
Arizona                             145           13,674,629.28                    2.88
Arkansas                             45            2,957,554.89                    0.62
California                          476           63,660,734.96                   13.39
Colorado                            119           12,381,106.88                    2.60
Connecticut                          76            9,057,871.85                    1.91
Delaware                             33            3,680,456.46                    0.77
District of Columbia                  3              663,256.77                    0.14
Florida                             391           31,169,281.33                    6.56
Georgia                             319           24,472,019.64                    5.15
Hawaii                               32            5,833,233.82                    1.23
Idaho                                26            2,356,773.50                    0.50
Illinois                            249           22,083,674.68                    4.64
Indiana                             208           13,626,388.75                    2.87
Iowa                                 67            4,137,999.49                    0.87
Kansas                               55            4,010,150.70                    0.84
Kentucky                            105            7,645,004.68                    1.61
Louisiana                           150           10,144,032.17                    2.13
Maine                                 6              540,992.29                    0.11
Maryland                             91            8,671,082.15                    1.82
Massachusetts                        46            4,627,178.18                    0.97
Michigan                            384           27,202,708.20                    5.72
Minnesota                            84            7,875,876.16                    1.66
Mississippi                          58            3,582,780.14                    0.75
Missouri                            146           11,280,220.67                    2.37
Montana                               7            1,314,260.92                    0.28
Nebraska                             11              636,808.19                    0.13
Nevada                               11            1,380,577.43                    0.29
New Hampshire                        16            1,487,172.29                    0.31
New Jersey                          151           17,174,867.25                    3.61
New Mexico                           34            2,312,650.38                    0.49
New York                            130           13,641,970.42                    2.87
North Carolina                       73            5,777,725.02                    1.22
North Dakota                          4              197,040.00                    0.04
Ohio                                285           19,973,398.31                    4.20
Oklahoma                            115            7,555,399.97                    1.59
Oregon                               51            6,394,605.16                    1.34
Pennsylvania                        328           23,805,347.50                    5.01
Rhode Island                          9              811,808.67                    0.17
South Carolina                       34            2,146,865.46                    0.45
South Dakota                          1               28,200.00                    0.01
Tennessee                           191           13,036,077.76                    2.74
Texas                               286           22,515,784.52                    4.74

Utah                                 28            3,411,454.65                    0.72
Vermont                               3              196,287.39                    0.04
Virginia                            209           18,925,056.26                    3.98
Washington                           88            9,466,298.21                    1.99
West Virginia                        28            1,534,673.18                    0.32
Wisconsin                            64            4,645,416.20                    0.98
Wyoming                               3              174,434.71                    0.04
------------------------------------------------------------------------------------------
        TOTAL                     5,487         $475,456,181.60                  100.00%
==========================================================================================

                        Bank of America Securities LLC
                                  Fico Scores
                                  Sast 2000-2
                        Fixed Rate Mortgage Loan Group

 ==================================================================================================
                                                                                % of Current
                                       Number         Principal Balance       Principal Balance
       Range of                     of Mortgage      Outstanding as of        Outstanding as of
      Fico Scores                      Loans          the Cut Off Date         the Cut Off Date
===================================================================================================
801 to 850                                    2         $    339,453.98                    0.07%
751 to 800                                   67            5,703,064.03                    1.20
701 to 750                                  169           14,309,987.28                    3.01
651 to 700                                  581           49,851,232.28                   10.48
601 to 650                                1,362          122,167,038.21                   25.69
551 to 600                                1,544          140,470,872.27                   29.54
501 to 550                                1,253          105,682,127.05                   22.23
451 to 500                                  278           21,553,744.56                    4.53
401 to 450                                    8              748,027.73                    0.16
Unknown Scores                              223           14,630,634.21                    3.08
---------------------------------------------------------------------------------------------------
      TOTAL                               5,487         $475,456,181.60                  100.00%
===================================================================================================

                        Bank of America Securities LLC
                                 Credit Grade
                                  Sast 2000-2
                        Fixed Rate Mortgage Loan Group

====================================================================================
  Credit Grade                                                      % of Current
                            Number        Principal Balance       Principal Balance
                         of Mortgage      Outstanding as of       Outstanding as of
                           Loans           the Cut Off Date         the Cut Off Date
====================================================================================
A+                            577       $   59,086,912.24                   12.43%
A                             972           84,221,364.61                   17.71
A-                          1,889          177,675,026.52                   37.37
B                           1,145           92,055,191.44                   19.36
C                             756           52,676,733.88                   11.08
D                             148            9,740,952.91                    2.05
------------------------------------------------------------------------------------
      TOTAL                 5,487       $  475,456,181.60                  100.00%
====================================================================================

                        Bank of America Securities LLC
                                  Lien Status
                                  Sast 2000-2
                        Fixed Rate Mortgage Loan Group


--------------------------------------------------------------------------------
                                                          % of Current
                  Number        Principal Balance        Principal Balance
               of Mortgage      Outstanding as of        Outstanding as of
 Lien Status      Loans          the Cut Off Date         the Cut Off Date
--------------------------------------------------------------------------------
     1               5,118         $459,700,298.20               96.69%
     2                 369           15,755,883.40                3.31
--------------------------------------------------------------------------------
TOTAL                5,487         $475,456,181.60              100.00%
================================================================================

                        Bank of America Securities LLC
                                 Amortization
                                  Sast 2000-2
                        Fixed Rate Mortgage Loan Group


--------------------------------------------------------------------------------
                                                               % of Current
                           Number        Principal Balance   Principal Balance
                        of Mortgage      Outstanding as of   Outstanding as of
   Amortization            Loans          the Cut Off Date    the Cut Off Date
--------------------------------------------------------------------------------
Fully Amortizing             2,418           $185,518,868.29        39.02%
Partially Amortizing         3,069            289,937,313.31        60.98
--------------------------------------------------------------------------------
        TOTAL                5,487           $475,456,181.60       100.00%
================================================================================

                        Bank of America Securities LLC
                                Current Balance
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group


--------------------------------------------------------------------------------
                                          Principal Balance     % of Current
                            Number        Outstanding as of   Principal Balance
                          of Mortgage      the Cut Off Date   Outstanding as of
  Principal Balance ($)      Loans                             the Cut Off Date
--------------------------------------------------------------------------------
       0.01  -  25,000.00      15          $    335,294.49           0.13%
  25,000.01  -  50,000.00     273            10,861,314.75           4.34
  50,000.01  -  75,000.00     479            29,907,779.87          11.96
  75,000.01  - 100,000.00     377            33,004,587.67          13.20
 100,000.01 -  150,000.00     532            65,493,075.23          26.19
 150,000.01 -  200,000.00     219            37,587,893.11          15.03
 200,000.01 -  250,000.00     101            22,427,455.77           8.97
 250,000.01 -  300,000.00      66            18,062,602.97           7.22
 300,000.01 -  350,000.00      17             5,406,778.64           2.16
 350,000.01 -  400,000.00      12             4,561,260.41           1.82
 400,000.01 -  450,000.00      10             4,270,215.13           1.71
 450,000.01 -  500,000.00      10             4,714,306.47           1.89
 500,000.01 -  550,000.00       6             3,171,678.67           1.27
 550,000.01 -  600,000.00       8             4,567,879.57           1.83
 600,000.01 -  650,000.00       2             1,267,480.08           0.51
 650,000.01 -  700,000.00       2             1,330,479.64           0.53
 700,000.01 -  750,000.00       2             1,464,740.64           0.59
 750,000.01 -  800,000.00       2             1,586,500.00           0.63
--------------------------------------------------------------------------------
            TOTAL           2,133          $250,021,323.11         100.00%
================================================================================

                        Bank of America Securities LLC
                                   Life Cap
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group


--------------------------------------------------------------------------------
                                                              % of Current
                          Number        Principal Balance   Principal Balance
                       of Mortgage      Outstanding as of   Outstanding as of
   Life Cap (%)           Loans          the Cut Off Date    the Cut Off Date
--------------------------------------------------------------------------------
13.001  -  13.500              3         $    243,707.12               0.10%
13.501  -  14.000              7              749,762.03               0.30
14.001  -  14.500             20            3,437,859.00               1.38
14.501  -  15.000             74           10,947,182.15               4.38
15.001  -  15.500            125           16,578,439.09               6.63
15.501  -  16.000            234           29,901,741.50              11.96
16.001  -  16.500            224           27,894,977.04              11.16
16.501  -  17.000            337           40,922,282.87              16.37
17.001  -  17.500            284           35,870,044.06              14.35
17.501  -  18.000            322           35,387,834.90              14.15
18.001  -  18.500            180           19,426,582.04               7.77
18.501  -  19.000            171           16,243,832.27               6.50
19.001  -  19.500             71            5,745,839.57               2.30
19.501  -  20.000             44            3,522,629.66               1.41
20.001  -  20.500             23            2,182,103.28               0.87
20.501  -  21.000              9              681,061.53               0.27
21.001  -  21.500              3              179,200.00               0.07
21.501  -  22.000              2              106,245.00               0.04
--------------------------------------------------------------------------------
       TOTAL               2,133         $250,021,323.11             100.00%
================================================================================

                        Bank of America Securities LLC
                                Interest Rates
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group


--------------------------------------------------------------------------------
                                                                  % of Current
                               Number       Principal Balance  Principal Balance
                            of Mortgage     Outstanding as of  Outstanding as of
 Current Loan Rate (%)         Loan          the Cut Off Date   the Cut Off Date
--------------------------------------------------------------------------------
  7.01  -  7.50                   3         $    243,707.12            0.10%
  7.51  -  7.75                   1               72,891.52            0.03
  7.76  -  8.00                   6              676,870.51            0.27
  8.01  -  8.25                   6              665,867.77            0.27
  8.26  -  8.50                  15            2,852,743.15            1.14
  8.51  -  8.75                  29            4,491,738.47            1.80
  8.76  -  9.00                  69            9,744,401.94            3.90
  9.01  -  9.25                  72            8,506,900.49            3.40
  9.26  -  9.50                 106           15,827,131.98            6.33
  9.51  -  9.75                 158           19,856,563.27            7.94
  9.76  - 10.00                 221           30,503,845.48           12.20
 10.01  - 10.25                 127           16,622,726.74            6.65
 10.26  - 10.50                 209           28,027,422.05           11.21
 10.51  - 10.75                 189           21,082,389.21            8.43
 10.76  - 11.00                 203           23,450,634.82            9.38
 11.01  - 11.25                 127           14,098,163.01            5.64
 11.26  - 11.50                 140           14,009,540.82            5.60
 11.51  - 11.75                 121           11,471,055.47            4.59
 11.76  - 12.00                 119           10,625,979.17            4.25
 12.01  - 12.25                  42            3,244,804.31            1.30
 12.26  - 12.50                  53            4,623,829.14            1.85
 12.51  - 12.75                  35            2,564,025.16            1.03
 12.76  - 13.00                  36            2,992,574.84            1.20
 13.01  - 13.25                  18            1,643,011.93            0.66
 13.26  - 13.50                  12            1,013,702.69            0.41
 13.51  - 13.75                   4              159,209.05            0.06
 13.76  - 14.00                   7              664,148.00            0.27
 14.01  - 14.25                   2              118,900.00            0.05
 14.26  - 14.50                   1               60,300.00            0.02
 14.51  - 14.75                   1               36,245.00            0.01
 14.76  - 15.00                   1               70,000.00            0.03
--------------------------------------------------------------------------------
    TOTAL                     2,133         $250,021,323.11          100.00%
================================================================================

                        Bank of America Securities LLC
                                  Life Floor
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group

--------------------------------------------------------------------------------
                                                               % of Current
                          Number        Principal Balance    Principal Balance
                       of Mortgage      Outstanding as of    Outstanding as of
  Life Floor (%)          Loans          the Cut Off Date     the Cut Off Date
--------------------------------------------------------------------------------
  4.501  -   5.500         8                $  2,063,527.81      0.83%
  5.501  -   6.000        13                   2,792,067.93      1.12
  6.001  -   6.500         4                     900,449.98      0.36
  6.501  -   7.000         1                     800,000.00      0.32
  7.001  -   7.500         5                     488,731.77      0.20
  7.501  -   8.000        13                   1,468,794.06      0.59
  8.001  -   8.500        28                   4,714,402.68      1.89
  8.501  -   9.000        92                  11,458,044.96      4.58
  9.001  -   9.500       171                  22,594,496.01      9.04
  9.501  -  10.000       373                  49,446,962.61     19.78
 10.001  -  10.500       327                  42,510,405.30     17.00
 10.501  -  11.000       387                  43,948,238.63     17.58
 11.001  -  11.500       264                  27,883,372.10     11.15
 11.501  -  12.000       237                  21,890,022.71      8.76
 12.001  -  12.500        94                   7,800,670.44      3.12
 12.501  -  13.000        70                   5,495,619.45      2.20
 13.001  -  13.500        30                   2,656,714.62      1.06
 13.501  -  14.000        11                     823,357.05      0.33
 14.001  -  14.500         3                     179,200.00      0.07
 14.501  -  15.000         2                     106,245.00      0.04
--------------------------------------------------------------------------------
       TOTAL           2,133                $250,021,323.11    100.00%
================================================================================

                        Bank of America Securities LLC
                                 Gross Margin
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group

--------------------------------------------------------------------------------
                                                                 % of Current
                           Number        Principal Balance     Principal Balance
                        of Mortgage      Outstanding as of     Outstanding as of
  Gross Margin (%)         Loans          the Cut Off Date      the Cut Off Date
--------------------------------------------------------------------------------
  2.751  -  3.000             1           $    109,565.00           0.04%
  3.251  -  3.500             2                851,824.82           0.34
  3.751  -  4.000             5              1,224,156.98           0.49
  4.001  -  4.250            10              1,373,515.62           0.55
  4.251  -  4.500            14              2,325,862.18           0.93
  4.501  -  4.750            13              2,101,208.05           0.84
  4.751  -  5.000            70              8,518,535.54           3.41
  5.001  -  5.250            93             12,141,555.46           4.86
  5.251  -  5.500           138             16,973,136.47           6.79
  5.501  -  5.750           140             18,650,972.24           7.46
  5.751  -  6.000           286             32,147,831.26          12.86
  6.001  -  6.250           226             28,233,633.09          11.29
  6.251  -  6.500           306             37,011,881.35          14.80
  6.501  -  6.750           189             21,526,819.03           8.61
  6.751  -  7.000           245             27,944,144.64          11.18
  7.001  -  7.250           148             14,816,394.75           5.93
  7.251  -  7.500            96             10,011,984.69           4.00
  7.501  -  7.750            44              4,381,383.52           1.75
  7.751  -  8.000            46              5,554,484.60           2.22
  8.001  -  8.250            20              1,091,509.49           0.44
  8.251  -  8.500            13              1,171,756.82           0.47
  8.501  -  8.750            10                599,850.08           0.24
  8.751  -  9.000             7                614,431.48           0.25
  9.001  -  9.250             6                379,768.13           0.15
  9.251  -  9.500             3                172,932.34           0.07
  9.501  -  9.750             1                 55,163.00           0.02
  9.751  - 10.000             1                 37,022.48           0.01
--------------------------------------------------------------------------------
       TOTAL              2,133           $250,021,323.11         100.00%
================================================================================

                        Bank of America Securities LLC
                             Combined Original LTV
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group

--------------------------------------------------------------------------------
                                                                   % of Current
                           Number       Principal Balance      Principal Balance
                        of Mortgage     Outstanding as of      Outstanding as of
    Original LTV           Loans          the Cut Off Date      the Cut Off Date
--------------------------------------------------------------------------------
15.001  -  20.000               3          $     97,959.78          0.04%
20.001  -  25.000               5               303,105.85          0.12
25.001  -  30.000               3               227,867.59          0.09
30.001  -  35.000               8               558,783.31          0.22
35.001  -  40.000               9               641,242.67          0.26
40.001  -  45.000              11               909,402.46          0.36
45.001  -  50.000              30             2,459,640.27          0.98
50.001  -  55.000              33             3,317,121.37          1.33
55.001  -  60.000              87             8,627,084.93          3.45
60.001  -  65.000             147            16,867,940.51          6.75
65.001  -  70.000             202            23,377,453.55          9.35
70.001  -  75.000             283            33,468,150.98         13.39
75.001  -  80.000             632            75,515,713.54         30.20
80.001  -  85.000             320            38,301,642.71         15.32
85.001  -  90.000             348            43,717,318.65         17.49
90.001  -  95.000              12             1,630,894.94          0.65
--------------------------------------------------------------------------------
       TOTAL                2,133          $250,021,323.11        100.00%
================================================================================

                        Bank of America Securities LLC
                          Remaining Amortization Term
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group

--------------------------------------------------------------------------------

                                                                   % of Current
                               Number       Principal Balance  Principal Balance
                            of Mortgage     Outstanding as of  Outstanding as of
  Remaining Term (months)      Loans         the Cut Off Date   the Cut Off Date
--------------------------------------------------------------------------------
169 -  180                          1         $     37,480.00        0.01%
253 -  264                          1               91,179.09        0.04
265 -  276                          1              177,996.37        0.07
277 -  288                          1               38,046.30        0.02
289 -  300                          2              244,622.16        0.10
301 -  312                          1               49,108.98        0.02
313 -  324                          1              138,081.27        0.06
325 -  336                          1               89,057.43        0.04
337 -  348                         12            1,022,242.82        0.41
349 -  360                      2,112          248,133,508.69       99.24
--------------------------------------------------------------------------------
  TOTAL                         2,133         $250,021,323.11      100.00%
================================================================================

                        Bank of America Securities LLC
                                   Occupancy
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group

--------------------------------------------------------------------------------
                                                                   % of Current
                                  Number    Principal Balance  Principal Balance
                               of Mortgage  Outstanding as of  Outstanding as of
  Stated Occupancy Status         Loans      the Cut Off Date   the Cut Off Date
--------------------------------------------------------------------------------
Primary Home                    1,996         $240,076,792.16       96.02%
Investor                          132            9,462,870.48        3.78
Second Home                         5              481,660.47        0.19
--------------------------------------------------------------------------------
     TOTAL                      2,133         $250,021,323.11      100.00%
================================================================================

                        Bank of America Securities LLC
                                 Documentation
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group


--------------------------------------------------------------------------------
                                                                % of Current
                         Number        Principal Balance      Principal Balance
                      of Mortgage      Outstanding as of      Outstanding as of
      Documentation      Loans          the Cut Off Date       the Cut Off Date
--------------------------------------------------------------------------------
Full Documentation        1,591         $177,411,678.96             70.96%
Limited Documentation       118           20,131,478.03              8.05
Stated Documentation        420           52,208,530.56             20.88
No Ratio                      4              269,635.56              0.11
--------------------------------------------------------------------------------
     TOTAL                2,133         $250,021,323.11            100.00%
================================================================================

                        Bank of America Securities LLC
                                    Purpose
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group

--------------------------------------------------------------------------------
                                                               % of Current
                               Number     Principal Balance   Principal Balance
                            of Mortgage   Outstanding as of   Outstanding as of
      Purpose                  Loans       the Cut Off Date    the Cut Off Date
--------------------------------------------------------------------------------
Refinance(no cash out)          244         $ 29,272,714.38         11.71%
Refinance(cash out)           1,095          128,413,793.81         51.36
Purchase                        794           92,334,814.92         36.93
--------------------------------------------------------------------------------
     TOTAL                    2,133         $250,021,323.11        100.00%
================================================================================

                        Bank of America Securities LLC
                                 Property Type
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group

--------------------------------------------------------------------------------
                                                               % of Current
                         Number        Principal Balance    Principal Balance
                      of Mortgage      Outstanding as of    Outstanding as of
      Property Type      Loans          the Cut Off Date     the Cut Off Date
--------------------------------------------------------------------------------
2-4 Family                    125         $ 14,215,942.59         5.69%
High Rise Condo                 6              993,856.92         0.40
Low Rise Condo                 94            8,859,861.43         3.54
Manufactured Housing           38            2,884,513.96         1.15
PUD                           123           18,903,311.71         7.56
Single Family Attached         38            3,205,707.35         1.28
Single Family Detached      1,690          198,971,045.64        79.58
Townhouse                      19            1,987,083.51         0.79
--------------------------------------------------------------------------------
     TOTAL                  2,133         $250,021,323.11       100.00%
================================================================================

                        Bank of America Securities LLC
                                     State
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group

--------------------------------------------------------------------------------
                                                              % of Current
                             Number     Principal Balance   Principal Balance
                          of Mortgage   Outstanding as of   Outstanding as of
  State or Territory         Loans       the Cut Off Date    the Cut Off Date
--------------------------------------------------------------------------------
Alaska                          5         $    584,267.81          0.23%
Arizona                        55            6,731,990.76          2.69
Arkansas                       13              707,285.48          0.28
California                    431           78,794,702.45         31.52
Colorado                       69            8,581,191.21          3.43
Connecticut                    42            5,197,105.21          2.08
Delaware                        3              168,150.99          0.07
District of Columbia            3              347,160.60          0.14
Florida                       103            9,702,833.81          3.88
Georgia                        51            5,145,333.91          2.06
Hawaii                         12            1,740,638.53          0.70
Idaho                          14            1,775,380.85          0.71
Illinois                      180           18,175,885.59          7.27
Indiana                        63            4,775,880.90          1.91
Iowa                           26            1,706,376.87          0.68
Kansas                         11              623,904.76          0.25
Kentucky                       19            1,467,089.83          0.59
Louisiana                      18            2,297,417.51          0.92
Maine                           1               73,723.14          0.03
Maryland                       15            1,590,475.21          0.64
Massachusetts                   8              889,051.47          0.36
Michigan                      135           11,511,761.47          4.60
Minnesota                      81            7,711,630.08          3.08
Mississippi                    14              825,261.71          0.33
Missouri                       39            2,789,911.45          1.12
Montana                         2               73,280.89          0.03
Nebraska                        4              269,303.86          0.11
Nevada                         30            3,252,947.41          1.30
New Hampshire                   3              252,490.59          0.10
New Jersey                     21            3,451,871.63          1.38
New Mexico                      8              613,596.39          0.25
New York                       17            2,778,944.06          1.11
North Carolina                 31            2,738,025.20          1.10
North Dakota                    2               96,209.69          0.04
Ohio                          105            9,405,567.83          3.76
Oklahoma                       17            1,203,217.55          0.48
Oregon                         42            5,430,323.50          2.17
Pennsylvania                   89            7,475,199.79          2.99
Rhode Island                    3              246,208.67          0.10
South Carolina                 12              971,088.82          0.39
South Dakota                    2              131,554.17          0.05
Tennessee                      36            3,973,948.16          1.59
Texas                         100           10,355,042.66          4.14

Utah                           32            3,666,890.58          1.47
Vermont                         3              211,335.45          0.08
Virginia                       34            4,773,662.10          1.91
Washington                     93           11,532,446.27          4.61
West Virginia                   5              420,299.98          0.17
Wisconsin                      30            2,689,182.89          1.08
Wyoming                         1               94,273.37          0.04
--------------------------------------------------------------------------------
TOTAL                       2,133         $250,021,323.11        100.00%
================================================================================

                        Bank of America Securities LLC
                                  Fico Scores
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group

--------------------------------------------------------------------------------
                                                                 % of Current
                            Number        Principal Balance   Principal Balance
      Range of           of Mortgage      Outstanding as of   Outstanding as of
     Fico Scores            Loans          the Cut Off Date    the Cut Off Date
-------------------------------------------------------------------------------
801 to 850                    1            $    168,492.45            0.07%
751 to 800                    3                 223,563.76            0.09
701 to 750                   31               4,293,884.04            1.72
651 to 700                  130              18,197,705.52            7.28
601 to 650                  398              47,844,560.56           19.14
551 to 600                  699              84,840,116.88           33.93
501 to 550                  642              71,407,939.36           28.56
451 to 500                  141              15,315,214.16            6.13
401 to 450                    6               1,074,981.70            0.43
Unknown Scores               82               6,654,864.68            2.66
--------------------------------------------------------------------------------
     TOTAL                2,133            $250,021,323.11          100.00%
================================================================================

                        Bank of America Securities LLC
                                 Credit Grade
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group

--------------------------------------------------------------------------------
                                                                % of Current
                      Number         Principal Balance        Principal Balance
                    of Mortgage      Outstanding as of        Outstanding as of
  Credit Grade         Loans          the Cut Off Date        the Cut Off Date
--------------------------------------------------------------------------------
A+                         21         $  3,476,327.00              1.39%
A                          38            6,320,363.77              2.53
A-                        893          115,251,307.13             46.10
B                         582           67,683,280.53             27.07
C                         458           43,954,403.62             17.58
D                         141           13,335,641.06              5.33
--------------------------------------------------------------------------------
     TOTAL              2,133         $250,021,323.11            100.00%
================================================================================

                        Bank of America Securities LLC
                                 Periodic Cap
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group

======================================================================================
                                                                    % of Current
                              Number        Principal Balance     Principal Balance
                            of Mortgage     Outstanding as of     Outstanding as of
  Periodic Interest Cap        Loans         the Cut Off Date     the Cut Off Date
======================================================================================
                   0.50%              4       $    569,381.36                  0.23%
                   1.00%          1,630        186,756,527.04                 74.70
                   1.50%            408         53,253,932.78                 21.30
                   2.00%              3            311,860.48                  0.12
                   3.00%             88          9,129,621.45                  3.65
--------------------------------------------------------------------------------------
          TOTAL                   2,133       $250,021,323.11                100.00%
======================================================================================

                        Bank of America Securities LLC
                            Next Interest Roll Date
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group

============================================================================
                                                           % of Current
                     Number        Principal Balance    Principal Balance
                   of Mortgage     Outstanding as of    Outstanding as of
  Next Roll Date      Loans         the Cut Off Date     the Cut Off Date
============================================================================
     07/01/2000              1       $     97,782.88                 0.04%
     08/01/2000              2            267,702.53                 0.11
     09/01/2000              4            374,054.97                 0.15
     10/01/2000              1             90,812.20                 0.04
     12/01/2000              1             84,000.00                 0.03
     03/01/2001              1            211,381.40                 0.08
     04/01/2001              3            306,435.64                 0.12
     06/25/2001              1             83,579.59                 0.03
     08/01/2001              4            532,212.94                 0.21
     09/01/2001              2            118,660.16                 0.05
     10/01/2001              7            989,415.96                 0.40
     11/01/2001              3            309,025.14                 0.12
     12/01/2001             13          1,539,801.04                 0.62
     01/01/2002             34          4,611,274.65                 1.84
     01/18/2002              1            131,985.98                 0.05
     01/21/2002              1             89,786.61                 0.04
     01/26/2002              1             46,515.77                 0.02
     01/28/2002              1             50,921.98                 0.02
     02/01/2002            110         17,308,402.40                 6.92
     02/11/2002              1            152,746.87                 0.06
     02/22/2002              1             43,945.94                 0.02
     03/01/2002            195         20,753,677.66                 8.30
     03/07/2002              1             72,345.51                 0.03
     03/09/2002              1             62,837.33                 0.03
     03/15/2002              2             79,413.65                 0.03
     03/22/2002              1             70,919.78                 0.03
     04/01/2002            283         29,477,746.38                11.79
     04/11/2002              1            192,861.43                 0.08
     04/15/2002              3            274,549.36                 0.11
     05/01/2002            227         24,950,203.81                 9.98
     05/15/2002              3            259,115.63                 0.10
     06/01/2002            174         18,700,237.00                 7.48
     07/01/2002              3            355,092.85                 0.14
     07/15/2002              1             69,431.30                 0.03
     09/01/2002              4            714,628.82                 0.29
     10/01/2002              2            153,181.15                 0.06
     11/01/2002              4            397,018.85                 0.16
     12/01/2002             13          1,099,209.52                 0.44
     01/01/2003             41          4,765,008.39                 1.91
     01/05/2003              1             39,949.16                 0.02
     02/01/2003            112         15,881,533.99                 6.35
     02/04/2003              1             88,902.17                 0.04
     02/17/2003              1             93,375.37                 0.04

     02/23/2003              1             24,961.81                 0.01
     03/01/2003            235         28,549,198.95                11.42
     03/06/2003              2            219,788.72                 0.09
     03/08/2003              1             58,349.36                 0.02
     03/13/2003              1            215,854.36                 0.09
     03/16/2003              1            199,821.72                 0.08
     04/01/2003            259         30,692,780.51                12.28
     04/05/2003              1             42,274.98                 0.02
     04/15/2003              2            135,340.73                 0.05
     04/17/2003              1            114,892.25                 0.05
     04/20/2003              1             77,138.37                 0.03
     04/28/2003              2            125,357.64                 0.05
     05/01/2003            194         24,578,984.26                 9.83
     05/11/2003              1            119,962.69                 0.05
     06/01/2003            154         17,591,410.00                 7.04
     07/01/2003             10          1,283,523.00                 0.51
----------------------------------------------------------------------------
    TOTAL                2,133       $250,021,323.11               100.00%
============================================================================

                        Bank of America Securities LLC
                                 Product Type
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group

============================================================================
                                                           % of Current
                      Number       Principal Balance     Principal Balance
                   of Mortgage     Outstanding as of     Outstanding as of
  Product Type        Loans         the Cut Off Date     the Cut Off Date
============================================================================
One Year CMT                 2       $    279,331.30                  0.11%
2/28 LIBOR               1,073        121,287,771.38                 48.51
3/27 LIBOR               1,049        127,539,867.85                 51.01
Six Month LIBOR              9            914,352.58                  0.37
----------------------------------------------------------------------------
     TOTAL               2,133       $250,021,323.11                100.00%
============================================================================

                        Bank of America Securities LLC
                                  Lien Status
                                  Sast 2000-2
                      Adjustable Rate Mortgage Loan Group

===========================================================================
                                                        % of Current
                     Number      Principal Balance    Principal Balance
                  of Mortgage    Outstanding as of    Outstanding as of
  Lien Status        Loans        the Cut Off Date    the Cut Off Date
===========================================================================
            1           2,133      $250,021,323.11               100.00%
---------------------------------------------------------------------------
     TOTAL              2,133      $250,021,323.11               100.00%
===========================================================================

Item 6.  Resignations of Registrant's Directors.  Not Applicable.

Item 7.  Financial Statements and Exhibits
         (a) Financial statements of businesses acquired.  Not Applicable.
         (b) Pro forma financial information.  Not Applicable.
         (c)  Exhibits.  Not Applicable.

Item 8.  Change in Fiscal Year.  Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.  Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SAXON ASSET SECURITIES COMPANY


                                         By: /s/ Bradley D. Adams
                                             --------------------
                                             Bradley D. Adams, Vice President


July 10, 2000